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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 Amendment No. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)              January 14, 2002

Digital Descriptor Systems, Inc.
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(Exact Name of Registrant as Specified in its Charter)


Delaware                              0-26604                   23-2770048
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(State or Other Jurisdiction      (Commission                  (IRS Employer
of Incorporation)                 File Number)               Identification No.)



446 Lincoln Highway, Fairless Hills, Pennsylvania                 19030-1316
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code: (267) 580-1075


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(Former Name or Former Address, if Changed Since Last Report)


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Item 4. Change in Registrant's Certifying Accountants.

         Ernst & Young LLP was previously the independent auditors for Digital Descriptor Systems, Inc. (the "Registrant"). On February 4, 2002, Ernst & Young LLP resigned as independent auditors and Withum, Smith & Brown, PC was engaged as independent auditors. The decision to change was based on financial considerations and was approved by the audit committee and the full Board of Directors of the Registrant.

         The audit reports of Ernst & Young LLP on the financial statements of Digital Descriptor Systems, Inc. as of and for the fiscal years ended December 31, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports were modified with respect to the Company's ability to continue as a going concern.

         During the Registrant's two most recent fiscal years ended December 31, 2000, and the subsequent interim period ending February 4, 2002, there were no disagreements between the Registrant and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which if not resolved to the satisfaction of Ernst &
Young would have caused Ernst & Young to make reference to the matter in their report. The Company has requested Ernst & Young to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated February 19, 2002, is filed as Exhibit 16 to this Form 8-K, Amendment No. 1.

         There were no other "reportable events" as that term is described in
Item 304(a)(1)(v) of Regulation S-K occurring within the Registrant's two most recent fiscal years and the subsequent interim period ending February 4, 2002.

         During the Registrant's two most recent fiscal years ended December 31, 2001 and the subsequent interim period through February 4, 2002, the Registrant did not consult with Withum, Smith & Brown, PC regarding any of the matters or events set forth in Item 304 (a)(2)(i) and (ii) of Regulations S-K

Item 6.  Resignations of Registrant's Directors

         The following member of the Board of Directors of the Company has resigned effective January 14, 2002 for personal reasons -

                           Myrna L. Marks-Cohn, Ph.D.



                                       2
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Item 7(c.) Exhibits

         The following exhibit is filed as part of this report in accordance with the provision of Item 601 of Regulations S-B:

         Exhibit           Name of Exhibit
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          16               Letter of Change in certifying accountant

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   February 19, 2002               Digital Descriptor Systems, Inc.


/s/ Robert Gowell                        Chief Executive Officer and
---------------------------              Co-Chairman of the Board, Director
Robert Gowell

/s/ Garrett U. Cohn                      Co-Chairman of the Board, Director
---------------------------
Garrett U. Cohn

/s/ Michael Pellegrino                   President and Chief  Operating Officer
---------------------------              Director
Michael Pellegrino

/s/  Anthony Shupin                      Director
---------------------------
Anthony Shupin

/s/  Vincent Moreno                      Director
---------------------------
Vincent Moreno